                                                                Ex - 99. (d)(1)

                                  SCHEDULE A

                         WELLS FARGO FUNDS MANAGEMENT
                         INVESTMENT ADVISORY AGREEMENT
                            WELLS FARGO FUNDS TRUST

FUNDS                                     Fee as % of Avg. Daily Net Asset Value
-----                                     --------------------------------------
1. Aggressive Allocation Fund                         0.25/*/

2. Asia Pacific Fund                      First 500M            1.10
                                          Next 500M             1.05
                                          Next 2B               1.00
                                          Next 2B               0.975
                                          Over 5B               0.95

3. Asset Allocation Fund                  First 500M            0.65
                                          Next 500M             0.60
                                          Next 2B               0.55
                                          Next 2B               0.525
                                          Over 5B               0.50

4. Balanced Fund                          First 500M            0.65
                                          Next 500M             0.60
                                          Next 2B               0.55
                                          Next 2B               0.525
                                          Over 5B               0.50

5. California Limited-Term Tax-Free Fund  First 500M            0.40
                                          Next 500M             0.35
                                          Next 2B               0.30
                                          Next 2B               0.275
                                          Over 5B               0.25

6. California Tax-Free Fund               First 500M            0.40
                                          Next 500M             0.35
                                          Next 2B               0.30
                                          Next 2B               0.275
                                          Over 5B               0.25

7. California Tax-Free Money Market Fund  First 1B              0.30
                                          Next 4B               0.275
                                          Over 5B               0.25

8. California Tax-Free Money Market Trust             0.00

9. Capital Growth Fund                    First 500M            0.75
                                          Next 500M             0.70
                                          Next 2B               0.65
                                          Next 2B               0.625
                                          Over 5B               0.60

10. Cash Investment Money Market Fund                 0.10

FUNDS                            Fee as % of Avg. Daily Net Asset Value
-----                            ----------------------------------
11. Colorado Tax-Free Fund       First 500M                0.40
                                 Next 500M                 0.35
                                 Next 2B                   0.30
                                 Next 2B                   0.275
                                 Over 5B                   0.25

12. Common Stock Fund                                      0.75
                                 First 500M Next 500M      0.70
                                 Next 2B                   0.65
                                 Next 2B                   0.625
                                 Over 5B                   0.60

13. Conservative Allocation Fund                  0.25/*/

14. Corporate Bond Fund          First 500M                0.45
                                 Next 500M                 0.40
                                 Next 2B                   0.35
                                 Next 2B                   0.325
                                 Over 5B                   0.30

15. C&B Mid Cap Value Fund       First 500M                0.75
                                 Next 500M                 0.70
                                 Next 2B                   0.65
                                 Next 2B                   0.625
                                 Over 5B                   0.60

16. C&B Large Cap Value Fund     First 500M                0.75/**/
                                 Next 500M                 0.70
                                 Next 2B                   0.65
                                 Next 2B                   0.625
                                 Over 5B                   0.60

17. Discovery Fund               First 500M                0.75
                                 Next 500M                 0.70
                                 Next 2B                   0.65
                                 Next 2B                   0.625
                                 Over 5B                   0.60

18. Diversified Bond Fund                         0.25/*/

19. Diversified Equity Fund                       0.25/*/

20. Diversified Small Cap Fund                    0.25/*/

21. Dividend Income Fund         First 500M                0.75
                                 Next 500M                 0.70
                                 Next 2B                   0.65
                                 Next 2B                   0.625
                                 Over 5B                   0.60

22. Dow Jones Target Today Fund                   0.25/*/

23. Dow Jones Target 2010 Fund                    0.25/*/

24. Dow Jones Target 2020 Fund                    0.25/*/

FUNDS                             Fee as % of Avg. Daily Net Asset Value
-----                             ----------------------------------
25. Dow Jones Target 2030 Fund                0.25/*/

26. Dow Jones Target 2040 Fund                0.25/*/

27. Dow Jones Target 2050 Fund/1/             0.25/*/

28. Emerging Growth Fund/2/       First 500M           0.90/**/
                                  Next 500M            0.85
                                  Next 2B              0.80
                                  Next 2B              0.775
                                  Over 5B              0.75

29. Emerging Markets Focus Fund   First 500M           1.10
                                  Next 500M            1.05
                                  Next 2B              1.00
                                  Next 2B              0.975
                                  Over 5B              0.95

30. Endeavor Large Cap Fund       First 500M           0.75
                                  Next 500M            0.70
                                  Next 2B              0.65
                                  Next 2B              0.625
                                  Over 5B              0.60

31. Endeavor Select Fund          First 500M           0.75
                                  Next 500M            0.70
                                  Next 2B              0.65
                                  Next 2B              0.625
                                  Over 5B              0.60

32. Enterprise Fund               First 500M           0.75
                                  Next 500M            0.70
                                  Next 2B              0.65
                                  Next 2B              0.625
                                  Over 5B              0.60

33. Equity Income Fund            First 500M           0.75/**/
                                  Next 500M            0.70
                                  Next 2B              0.65
                                  Next 2B              0.625
                                  Over 5B              0.60

34. Equity Index Fund             First 1B             0.10
                                  Next 4B              0.075
                                  Over 5B              0.05

35. Equity Value Fund             First 500M           0.75/**/
                                  Next 500M            0.70
                                  Next 2B              0.65
                                  Next 2B              0.625
                                  Over 5B              0.60

--------
/1/ On November 8, 2006 the Board of Trustees approved the establishment of the Dow Jones Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.
/2/ On November 8, 2006 the Board of Trustees approved the establishment of the Emerging Growth Fund, which is expected to commence operations on or about January 31, 2007.

FUNDS                             Fee as % of Avg. Daily Net Asset Value
-----                             ----------------------------------
36. Government Money Market Fund                            0.10

37. Government Securities Fund    First 500M               0.45
                                  Next 500M                0.40
                                  Next 2B                  0.35
                                  Next 2B                  0.325
                                  Over 5B                  0.30

38. Growth Balanced Fund                      0.25/*/

39. Growth Equity Fund                        0.25/*/

40. Growth Fund                   First 500M               0.75
                                  Next 500M                0.70
                                  Next 2B                  0.65
                                  Next 2B                  0.625
                                  Over 5B                  0.60

41. Growth and Income Fund        First 500M               0.75
                                  Next 500M                0.70
                                  Next 2B                  0.65
                                  Next 2B                  0.625
                                  Over 5B                  0.60

42. Heritage Money Market Fund                 0.10

43. High Income Fund              First 500M               0.55
                                  Next 500M                0.50
                                  Next 2B                  0.45
                                  Next 2B                  0.425
                                  Over 5B                  0.40

44. High Yield Bond Fund          First 500M               0.55
                                  Next 500M                0.50
                                  Next 2B                  0.45
                                  Next 2B                  0.425
                                  Over 5B                  0.40

45. Income Plus Fund              First 500M               0.55
                                  Next 500M                0.50
                                  Next 2B                  0.45
                                  Next 2B                  0.425
                                  Over 5B                  0.40

46. Index Fund                    First 1B                 0.10/**/
                                  Next 4B                  0.075
                                  Over 5B                  0.05

47. Inflation-Protected Bond Fund First 500M               0.45/**/
                                  Next 500M                0.40
                                  Next 2B                  0.35
                                  Next 2B                  0.325
                                  Over 5B                  0.30

FUNDS                                   Fee as % of Avg. Daily Net Asset Value
-----                                   ----------------------------------
48. Intermediate Government Income Fund First 500M           0.45
                                        Next 500M            0.40
                                        Next 2B              0.35
                                        Next 2B              0.325
                                        Over 5B              0.30

49. Intermediate Tax-Free Fund          First 500M           0.40
                                        Next 500M            0.35
                                        Next 2B              0.30
                                        Next 2B              0.275
                                        Over 5B              0.25

50. International Core Fund             First 500M           0.95
                                        Next 500M            0.90
                                        Next 2B              0.85
                                        Next 2B              0.825
                                        Over 5B              0.80

51. International Equity Fund           First 500M           0.95
                                        Next 500M            0.90
                                        Next 2B              0.85
                                        Next 2B              0.825
                                        Over 5B              0.80

52. International Value Fund            First 500M           0.95/**/
                                        Next 500M            0.90
                                        Next 2B              0.85
                                        Next 2B              0.825
                                        Over 5B              0.80

53. Large Cap Appreciation Fund         First 500M           0.70/**/
                                        Next 500M            0.70
                                        Next 2B              0.65
                                        Next 2B              0.625
                                        Over 5B              0.60

54. Large Cap Growth Fund               First 500M           0.75
                                        Next 500M            0.70
                                        Next 2B              0.65
                                        Next 2B              0.625
                                        Over 5B              0.60

55. Large Company Core Fund             First 500M           0.75
                                        Next 500M            0.70
                                        Next 2B              0.65
                                        Next 2B              0.625
                                        Over 5B              0.60

56. Large Company Growth Fund           First 500M           0.75/**/
                                        Next 500M            0.70
                                        Next 2B              0.65
                                        Next 2B              0.625
                                        Over 5B              0.60

57. Life Stage - Aggressive Portfolio                0.00

58. Life Stage - Conservative Portfolio              0.00

FUNDS                                   Fee as % of Avg. Daily Net Asset Value
-----                                   --------------------------------------

59. Life Stage - Moderate Portfolio                 0.00

60. Liquidity Reserve Money Market Fund First 1B               0.30
                                        Next 4B               0.275
                                        Over 5B                0.25

61. Mid Cap Disciplined Fund            First 500M             0.75
                                        Next 500M              0.70
                                        Next 2B                0.65
                                        Next 2B               0.625
                                        Over 5B                0.60

62. Mid Cap Growth Fund                 First 500M             0.75
                                        Next 500M              0.70
                                        Next 2B                0.65
                                        Next 2B               0.625
                                        Over 5B                0.60

63. Minnesota Money Market Fund         First 1B               0.30
                                        Next 4B               0.275
                                        Over 5B                0.25

64. Minnesota Tax-Free Fund             First 500M             0.40
                                        Next 500M              0.35
                                        Next 2B                0.30
                                        Next 2B               0.275
                                        Over 5B                0.25

65. Moderate Balanced Fund              0.25/*/

66. Money Market Fund                   First 1B               0.30
                                        Next 4B               0.275
                                        Over 5B                0.25

67. Money Market Trust                              0.00

68. Municipal Bond Fund                 First 500M             0.40
                                        Next 500M              0.35
                                        Next 2B                0.30
                                        Next 2B               0.275
                                        Over 5B                0.25

69. Municipal Money Market Fund         First 1B               0.30
                                        Next 4B               0.275
                                        Over 5B                0.25

70. National Limited-Term Tax-Free Fund First 500M             0.40
                                        Next 500M              0.35
                                        Next 2B                0.30
                                        Next 2B               0.275
                                        Over 5B                0.25

71. National Tax-Free Fund              First 500M             0.40
                                        Next 500M              0.35
                                        Next 2B                0.30
                                        Next 2B               0.275
                                        Over 5B                0.25
72. National Tax-Free Money Market Fund             0.10

FUNDS                                    Fee as % of Avg. Daily Net Asset Value
-----                                    --------------------------------------
73. National Tax-Free Money Market Trust             0.00

74. Nebraska Tax-Free Fund               First 500M            0.40
                                         Next 500M             0.35
                                         Next 2B               0.30
                                         Next 2B               0.275
                                         Over 5B               0.25

75. Opportunity Fund                     First 500M            0.75
                                         Next 500M             0.70
                                         Next 2B               0.65
                                         Next 2B               0.625
                                         Over 5B               0.60

76. Overland Express Sweep Fund          First 1B              0.30
                                         Next 4B               0.275
                                         Over 5B               0.25

77. Overseas Fund                        First 500M            0.95
                                         Next 500M             0.90
                                         Next 2B               0.85
                                         Next 2B               0.825
                                         Over 5B               0.80

78. Prime Investment Money Market Fund               0.10

79. Short Duration Government Bond Fund  First 500M            0.45
                                         Next 500M             0.40
                                         Next 2B               0.35
                                         Next 2B               0.325
                                         Over 5B               0.30

80. Short-Term Bond Fund                 First 500M            0.45
                                         Next 500M             0.40
                                         Next 2B               0.35
                                         Next 2B               0.325
                                         Over 5B               0.30

81. Short-Term High Yield Bond Fund      First 500M            0.55
                                         Next 500M             0.50
                                         Next 2B               0.45
                                         Next 2B               0.425
                                         Over 5B               0.40

82. Short-Term Municipal Bond Fund       First 500M            0.40
                                         Next 500M             0.35
                                         Next 2B               0.30
                                         Next 2B               0.275
                                         Over 5B               0.25

83. Small Cap Disciplined Fund           First 500M            0.90
                                         Next 500M             0.85
                                         Next 2B               0.80
                                         Next 2B               0.775
                                         Over 5B               0.75

FUNDS                                   Fee as % of Avg. Daily Net Asset Value
-----                                   ----------------------------------
84. Small Cap Growth Fund               First 500M           0.90
                                        Next 500M            0.85
                                        Next 2B              0.80
                                        Next 2B              0.775
                                        Over 5B              0.75

85. Small Cap Opportunities Fund        First 500M           0.90
                                        Next 500M            0.85
                                        Next 2B              0.80
                                        Next 2B              0.775
                                        Over 5B              0.75

86. Small Cap Value Fund                First 500M           0.90
                                        Next 500M            0.85
                                        Next 2B              0.80
                                        Next 2B              0.775
                                        Over 5B              0.75

87. Small Company Growth Fund           First 500M           0.90/**/
                                        Next 500M            0.85
                                        Next 2B              0.80
                                        Next 2B              0.775
                                        Over 5B              0.75

88. Small Company Value Fund            First 500M           0.90/**/
                                        Next 500M            0.85
                                        Next 2B              0.80
                                        Next 2B              0.775
                                        Over 5B              0.75

89. Small/Mid Cap Value Fund            First 500M           0.90
                                        Next 500M            0.85
                                        Next 2B              0.80
                                        Next 2B              0.775
                                        Over 5B              0.75

90. Specialized Financial Services Fund First 500M           0.95
                                        Next 500M            0.90
                                        Next 2B              0.85
                                        Next 2B              0.825
                                        Over 5B              0.80

91. Specialized Health Sciences Fund    First 500M           0.95
                                        Next 500M            0.90
                                        Next 2B              0.85
                                        Next 2B              0.825
                                        Over 5B              0.80

92. Specialized Technology Fund         First 500M           1.05
                                        Next 500M            1.00
                                        Next 2B              0.95
                                        Next 2B              0.925
                                        Over 5B              0.90

FUNDS                                       Fee as % of Avg. Daily Net Asset Value
-----                                       ----------------------------------
93. Stable Income Fund                      First 500M             0.45/**/
                                            Next 500M              0.40
                                            Next 2B                0.35
                                            Next 2B                0.325
                                            Over 5B                0.30

94. Strategic Income Fund                   First 500M             0.55
                                            Next 500M              0.50
                                            Next 2B                0.45
                                            Next 2B                0.425
                                            Over 5B                0.40

95. Strategic Small Cap Value Fund          First 500M             0.90/**/
                                            Next 500M              0.85
                                            Next 2B                0.80
                                            Next 2B                0.775
                                            Over 5B                0.75

96. Total Return Bond Fund                  First 500M             0.45/**/
                                            Next 500M              0.40
                                            Next 2B                0.35
                                            Next 2B                0.325
                                            Over 5B                0.30

97. Treasury Plus Money Market Fund                   0.10

98. Ultra-Short Duration Bond Fund          First 500M             0.45
                                            Next 500M              0.40
                                            Next 2B                0.35
                                            Next 2B                0.325
                                            Over 5B                0.30

99. Ultra Short-Term Income Fund            First 500M             0.45
                                            Next 500M              0.40
                                            Next 2B                0.35
                                            Next 2B                0.325
                                            Over 5B                0.30

100. Ultra Short-Term Municipal Income Fund First 500M             0.40
                                            Next 500M              0.35
                                            Next 2B                0.30
                                            Next 2B                0.275
                                            Over 5B                0.25

101. U.S. Value Fund                        First 500M             0.75
                                            Next 500M              0.70
                                            Next 2B                0.65
                                            Next 2B                0.625
                                            Over 5B                0.60

102. Value Fund                             First 500M             0.75
                                            Next 500M              0.70
                                            Next 2B                0.65
                                            Next 2B                0.625
                                            Over 5B                0.60

FUNDS                                                Fee as % of Avg. Daily Net Asset Value
-----                                                --------------------------------------
103. WealthBuilder Conservative Allocation Portfolio First 1B              0.20
                                                     Next 4B               0.175
                                                     Over 5B               0.15

104. WealthBuilder Equity Portfolio                  First 1B              0.20
                                                     Next 4B               0.175
                                                     Over 5B               0.15

105. WealthBuilder Growth Allocation Portfolio       First 1B              0.20
                                                     Next 4B               0.175
                                                     Over 5B               0.15

106. WealthBuilder Growth Balanced Portfolio         First 1B              0.20
                                                     Next 4B               0.175
                                                     Over 5B               0.15

107. WealthBuilder Moderate Balanced Portfolio       First 1B              0.20
                                                     Next 4B               0.175
                                                     Over 5B               0.15

108. WealthBuilder Tactical Equity Portfolio         First 1B              0.20
                                                     Next 4B               0.175
                                                     Over 5B               0.15

109. Wisconsin Tax-Free Fund                         First 500M            0.40
                                                     Next 500M             0.35
                                                     Next 2B               0.30
                                                     Next 2B               0.275
                                                     Over 5B               0.25

110. 100% Treasury Money Market Fund                 First 1B              0.30
                                                     Next 4B               0.275
                                                     Over 5B               0.25

Most recent annual approval by the Board of Trustees: March 31, 2006

Schedule A amended: November 8, 2006

--------
/*/ If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.

/**/ Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.